U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                                  FORM 8-K
                               CURRENT REPORT

              Pursuant to Section 13 or 15 (d) of the Securities

                Exchange Act of 1934 Date of Report (Earliest
                    Event reported):  September 20, 2000

                         e Personnel Management.com
           (Exact Name of Registrant as Specified in its Charter)

    	Nevada                  				0-20598	             		75-2293489

(State of Incorporation)		(Commission File Number)	    (IRS Employer
                               								              Identification Number)

                             120 St. Croix Avenue
                            Cocoa Beach, FL 32931
                 (Address of Principal/Executive Offices)

                                321-799-3842
            (Registrant's telephone number including area code)

ITEM 1.  Changes in Control of Registrant
None

ITEM 2.  Acquisition or Disposition of Assets
None

ITEM 3.  Bankruptcy or Receivership
None

ITEM 4.  Changes in Registrant's Certifying Accountant
None

ITEM 5.  Other Events
On September 20, 2000, the Company filed amended articles ofincorporation in the State of Nevada to change its name to: Monogram Pictures, Inc.

ITEM 6.  Resignations of Registrant's Directors
None

ITEM 7.  Financial Statements and Exhibits
None

                                  SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   	September 20, 2000				       Monogram Pictures, Inc.
                                      (formerly e Personnel Management.com)
                                						/s/  Donna Anderson
                                   								President